Exhibit 99.9

B 7 (Official Form 7) (12/07)

UNITED STATES BANKRUPTCY COURT

District of Maryland

In re:	TVI Corporation	,	Case No.	09-15677
	Debtor			(if known)

STATEMENT OF FINANCIAL AFFAIRS

This statement is to be completed by every debtor. Spouses filing a joint petition may file a single statement on which the information for both spouses is combined. If the case is filed under chapter 12 or chapter 13, a married debtor must furnish information for both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed. An individual debtor engaged in business as a sole proprietor, partner, family farmer, or self-employed professional, should provide the information requested on this statement concerning all such activities as well as the individual’s personal affairs. To indicate payments, transfers and the like to minor children, state the child’s initials and the name and address of the child’s parent or guardian, such as “A.B., a minor child, by John Doe, guardian.” Do not disclose the child’s name. See, 11 U.S.C. §112 and Fed. R. Bankr. P. 1007(m).

Questions 1 - 18 are to be completed by all debtors. Debtors that are or have been in business, as defined below, also must complete Questions 19 - 25. If the answer to an applicable question is “None,” mark the box labeled “None.” If additional space is needed for the answer to any question, use and attach a separate sheet properly identified with the case name, case number (if known), and the number of the question.

DEFINITIONS

“In business.” A debtor is “in business” for the purpose of this form if the debtor is a corporation or partnership. An individual debtor is “in business” for the purpose of this form if the debtor is or has been, within six years immediately preceding the filing of this bankruptcy case, any of the following: an officer, director, managing executive, or owner of 5 percent or more of the voting or equity securities of a corporation; a partner, other than a limited partner, of a partnership; a sole proprietor or self-employed full-time or part-time. An individual debtor also may be “in business” for the purpose of this form if the debtor engages in a trade, business, or other activity, other than as an employee, to supplement income from the debtor’s primary employment.

“Insider.” The term “insider” includes but is not limited to: relatives of the debtor; general partners of the debtor and their relatives; corporations of which the debtor is an officer, director, or person in control; officers, directors, and any owner of 5 percent or more of the voting or equity securities of a corporate debtor and their relatives; affiliates of the debtor and insiders of such affiliates; any managing agent of the debtor. 11 U.S.C. § 101.

1. Income from employment or operation of business

None 1

State the gross amount of income the debtor has received from employment, trade, or profession, or from operation of the debtor’s business, including part-time activities either as an employee or in independent trade or business, from the beginning of this calendar year to the date this case was commenced. State also the gross amounts received during the two years immediately preceding this calendar year. (A debtor that maintains, or has maintained, financial records on the basis of a fiscal rather than a calendar year may report fiscal year income. Identify the beginning and ending dates of the debtor’s fiscal year.) If a joint petition is filed, state income for each spouse separately. (Married debtors filing under chapter 12 or chapter 13 must state income of both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

AMOUNT	SOURCE

See Attachment SOFA 1 and 2

2. Income other than from employment or operation of business

None 1

State the amount of income received by the debtor other than from employment, trade, profession, operation of the debtor’s business during the two years immediately preceding the commencement of this case. Give particulars. If a joint petition is filed, state income for each spouse separately. (Married debtors filing under chapter 12 or chapter 13 must state income for each spouse whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

AMOUNT	SOURCE

See Attachment SOFA 1 and 2

3. Payments to creditors Complete a. or b., as appropriate, and c.

None ☒

a. Individual or joint debtor(s) with primarily consumer debts: List all payments on loans, installment purchases of goods or services, and other debts to any creditor made within 90 days immediately preceding the commencement of this case unless the aggregate value of all property that constitutes or is affected by such transfer is less than $600. Indicate with an asterisk (*) any payments that were made to a creditor on account of a domestic support obligation or as part of an alternative repayment schedule under a plan by an approved nonprofit budgeting and credit counseling agency. (Married debtors filing under chapter 12 or chapter 13 must include payments by either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

NAME AND ADDRESS OF CREDITOR	DATES OF PAYMENTS	AMOUNT PAID	AMOUNT STILL OWING

None 1

b. Debtor whose debts are not primarily consumer debts: List each payment or other transfer to any creditor made within 90 days immediately preceding the commencement of the case unless the aggregate value of all property that constitutes or is affected by such transfer is less than $5,475. If the debtor is an individual, indicate with an asterisk (*) any payments that were made to a creditor on account of a domestic support obligation or as part of an alternative repayment schedule under a plan by an approved nonprofit budgeting and credit counseling agency. (Married debtors filing under chapter 12 or chapter 13 must include payments and other transfers by either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

NAME AND ADDRESS OF CREDITOR	DATES OF PAYMENTS/ TRANSFERS	AMOUNT PAID OR VALUE OF TRANSFERS	AMOUNT STILL OWING

See Attachment SOFA 3b

None 1

c. All debtors: List all payments made within one year immediately preceding the commencement of this case to or for the benefit of creditors who are or were insiders. (Married debtors filing under chapter 12 or chapter 13 must include payments by either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

NAME AND ADDRESS OF CREDITOR AND RELATIONSHIP TO DEBTOR	DATE OF PAYMENT	AMOUNT PAID	AMOUNT STILL OWING

See Attachment SOFA 3c

4. Suits and administrative proceedings, executions, garnishments and attachments

None 1

a. List all suits and administrative proceedings to which the debtor is or was a party within one year immediately preceding the filing of this bankruptcy case. (Married debtors filing under chapter 12 or chapter 13 must include information concerning either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

CAPTION OF SUIT AND CASE NUMBER	NATURE OF PROCEEDING	COURT OR AGENCY AND LOCATION	STATUS OR DISPOSITION

See Attachment SOFA 4a

None ☒

b. Describe all property that has been attached, garnished or seized under any legal or equitable process within one year immediately preceding the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include information concerning property of either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

NAME AND ADDRESS OF PERSON FOR WHOSE BENEFIT PROPERTY WAS SEIZED	DATE OF SEIZURE	DESCRIPTION AND VALUE OF PROPERTY

5. Repossessions, foreclosures and returns

None ☒

List all property that has been repossessed by a creditor, sold at a foreclosure sale, transferred through a deed in lieu of foreclosure or returned to the seller, within one year immediately preceding the commencement of this case.  (Married debtors filing under chapter 12 or chapter 13 must include information concerning property of either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

NAME AND ADDRESS OF CREDITOR OR SELLER	DATE OF REPOSSESSION, FORECLOSURE SALE, TRANSFER OR RETURN	DESCRIPTION AND VALUE OF PROPERTY

6. Assignments and receiverships

None ☒

a. Describe any assignment of property for the benefit of creditors made within 120 days immediately preceding the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include any assignment by either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

NAME AND ADDRESS OF ASSIGNEE	DATE OF ASSIGNMENT	TERMS OF ASSIGNMENT OR SETTLEMENT

None ☒

b. List all property which has been in the hands of a custodian, receiver, or court-appointed official within one year immediately preceding the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include information concerning property of either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

NAME AND ADDRESS OF CUSTODIAN	NAME AND LOCATION OF COURT CASE TITLE & NUMBER	DATE OF ORDER	DESCRIPTION AND VALUE Of PROPERTY

7. Gifts

None ☒

List all gifts or charitable contributions made within one year immediately preceding the commencement of this case except ordinary and usual gifts to family members aggregating less than $200 in value per individual family member and charitable contributions aggregating less than $100 per recipient. (Married debtors filing under chapter 12 or chapter 13 must include gifts or contributions by either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

NAME AND ADDRESS OF PERSON OR ORGANIZATION	RELATIONSHIP TO DEBTOR, IF ANY	DATE OF GIFT	DESCRIPTION AND VALUE OF GIFT

8. Losses

None ☒

List all losses from fire, theft, other casualty or gambling within one year immediately preceding the commencement of this case or since the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include losses by either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

DESCRIPTION AND VALUE OF PROPERTY	DESCRIPTION OF CIRCUMSTANCES AND, IF LOSS WAS COVERED IN WHOLE OR IN PART BY INSURANCE, GIVE PARTICULARS	DATE OF LOSS

9. Payments related to debt counseling or bankruptcy

None ☐

List all payments made or property transferred by or on behalf of the debtor to any persons, including attorneys, for consultation concerning debt consolidation, relief under the bankruptcy law or preparation of a petition in bankruptcy within one year immediately preceding the commencement of this case.

NAME AND ADDRESS OF PAYEE	DATE OF PAYMENT, NAME OF PAYER IF OTHER THAN DEBTOR	AMOUNT OF MONEY OR DESCRIPTION AND VALUE OF PROPERTY

See Attachment SOFA 9

10. Other transfers

None 1

a. List all other property, other than property transferred in the ordinary course of the business or financial affairs of the debtor, transferred either absolutely or as security within two years immediately preceding the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include transfers by either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

NAME AND ADDRESS OF TRANSFEREE, RELATIONSHIP TO DEBTOR	DATE	DESCRIBE PROPERTY TRANSFERRED AND VALUE RECEIVED

See Attachment SOFA 10a

None ☒	b. List all property transferred by the debtor within ten years immediately preceding the commencement of this case to a self-settled trust or similar device of which the debtor is a beneficiary.

NAME OF TRUST OR OTHER DEVICE	DATE(S) OF TRANSFER(S)	AMOUNT OF MONEY OR DESCRIPTION AND VALUE OF PROPERTY OR DEBTOR’S INTEREST IN PROPERTY

11. Closed financial accounts

None 1

List all financial accounts and instruments held in the name of the debtor or for the benefit of the debtor which were closed, sold, or otherwise transferred within one year immediately preceding the commencement of this case. Include checking, savings, or other financial accounts, certificates of deposit, or other instruments; shares and share accounts held in banks, credit unions, pension funds, cooperatives, associations, brokerage houses and other financial institutions. (Married debtors filing under chapter 12 or chapter 13 must include information concerning accounts or instruments held by or for either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

NAME AND ADDRESS OF INSTITUTION	TYPE OF ACCOUNT, LAST FOUR DIGITS OF ACCOUNT NUMBER, AND AMOUNT OF FINAL BALANCE	AMOUNT AND DATE OF SALE OR CLOSING

See Attachment SOFA 11

12. Safe deposit boxes

None ☒

List each safe deposit or other box or depository in which the debtor has or had securities, cash, or other valuables within one year immediately preceding the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include boxes or depositories of either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

NAME AND ADDRESS OF BANK OR OTHER DEPOSITORY	NAMES AND ADDRESSES OF THOSE WITH ACCESS TO BOX OR DEPOSITORY	DESCRIPTION OF CONTENTS	DATE OF TRANSFER OR SURRENDER, IF ANY

13. Setoffs

None 1

List all setoffs made by any creditor, including a bank, against a debt or deposit of the debtor within 90 days preceding the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include information concerning either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

NAME AND ADDRESS OF CREDITOR	DATE OF SETOFF	AMOUNT OF SETOFF

See Attachment SOFA 13

14. Property held for another person

None	List all property owned by another person that the debtor holds or controls.
☐

NAME AND ADDRESS OF OWNER	DESCRIPTION AND VALUE OF PROPERTY	LOCATION OF PROPERTY

See Attachment SOFA 14

15. Prior address of debtor

None ☒

If debtor has moved within three years immediately preceding the commencement of this case, list all premises which the debtor occupied during that period and vacated prior to the commencement of this case. If a joint petition is filed, report also any separate address of either spouse.

ADDRESS	NAME USED	DATES OF OCCUPANCY

16. Spouses and Former Spouses

None ☒

If the debtor resides or resided in a community property state, commonwealth, or territory (including Alaska, Arizona, California, Idaho, Louisiana, Nevada, New Mexico, Puerto Rico, Texas, Washington, or Wisconsin) within eight years immediately preceding the commencement of the case, identify the name of the debtor’s spouse and of any former spouse who resides or resided with the debtor in the community property state.

NAME

17. Environmental Information.

For the purpose of this question, the following definitions apply:

“Environmental Law” means any federal, state, or local statute or regulation regulating pollution, contamination, releases of hazardous or toxic substances, wastes or material into the air, land, soil, surface water, groundwater, or other medium, including, but not limited to, statutes or regulations regulating the cleanup of these substances, wastes, or material.

“Site” means any location, facility, or property as defined under any Environmental Law, whether or not presently or formerly owned or operated by the debtor, including, but not limited to, disposal sites.

“Hazardous Material” means anything defined as a hazardous waste, hazardous substance, toxic substance, hazardous material, pollutant, or contaminant or similar term under an Environmental Law.

None ☒

a. List the name and address of every site for which the debtor has received notice in writing by a governmental unit that it may be liable or potentially liable under or in violation of an Environmental Law. Indicate the governmental unit, the date of the notice, and, if known, the Environmental Law:

SITE NAME AND ADDRESS	NAME AND ADDRESS OF GOVERNMENTAL UNIT	DATE OF NOTICE	ENVIRONMENTAL LAW

None ☒

b. List the name and address of every site for which the debtor provided notice to a governmental unit of a release of Hazardous Material. Indicate the governmental unit to which the notice was sent and the date of the notice.

SITE NAME AND ADDRESS	NAME AND ADDRESS OF GOVERNMENTAL UNIT	DATE OF NOTICE	ENVIRONMENTAL LAW

None ☒

c. List all judicial or administrative proceedings, including settlements or orders, under any Environmental Law with respect to which the debtor is or was a party. Indicate the name and address of the governmental unit that is or was a party to the proceeding, and the docket number.

NAME AND ADDRESS OF GOVERNMENTAL UNIT	DOCKET NUMBER	STATUS OR DISPOSITION

18 . Nature, location and name of business

None ☐

a. If the debtor is an individual, list the names, addresses, taxpayer-identification numbers, nature of the businesses, and beginning and ending dates of all businesses in which the debtor was an officer, director, partner, or managing executive of a corporation, partner in a partnership, sole proprietor, or was self-employed in a trade, profession, or other activity either full- or part-time within six years immediately preceding the commencement of this case, or in which the debtor owned 5 percent or more of the voting or equity securities within six years immediately preceding the commencement of this case.

If the debtor is a partnership, list the names, addresses, taxpayer-identification numbers, nature of the businesses, and beginning and ending dates of all businesses in which the debtor was a partner or owned 5 percent or more of the voting or equity securities, within six years immediately preceding the commencement of this case.

If the debtor is a corporation, list the names, addresses, taxpayer-identification numbers, nature of the businesses, and beginning and ending dates of all businesses in which the debtor was a partner or owned 5 percent or more of the voting or equity securities within six years immediately preceding the commencement of this case.

NAME	LAST FOUR DIGITS OF SOCIAL-SECURITY OR OTHER INDIVIDUAL TAXPAYER-I.D. NO. (ITIN)/ COMPLETE EIN	ADDRESS	NATURE OF BUSINESS	BEGINNING AND ENDING DATES

See Attachment SOFA 18a

None ☒	b. Identify any business listed in response to subdivision a., above, that is “single asset real estate” as defined in 11 U.S.C. § 101.

NAME	ADDRESS

The following questions are to be completed by every debtor that is a corporation or partnership and by any individual debtor who is or has been, within six years immediately preceding the commencement of this case, any of the following: an officer, director, managing executive, or owner of more than 5 percent of the voting or equity securities of a corporation; a partner, other than a limited partner, of a partnership, a sole proprietor, or self-employed in a trade, profession, or other activity, either full- or part-time.

(An individual or joint debtor should complete this portion of the statement only if the debtor is or has been in business, as defined above, within six years immediately preceding the commencement of this case. A debtor who has not been in business within those six years should go directly to the signature page.)

19. Books, records and financial statements

None ☐	a. List all bookkeepers and accountants who within two years immediately preceding the filing of this bankruptcy case kept or supervised the keeping of books of account and records of the debtor.

NAME AND ADDRESS	DATES SERVICES RENDERED

See Attachment SOFA 19a

None ☐

b. List all firms or individuals who within two years immediately preceding the filing of this bankruptcy case have audited the books of account and records, or prepared a financial statement of the debtor.

NAME	ADDRESS	DATES SERVICES RENDERED

See Attachment SOFA 19b

None ☒

c. List all firms or individuals who at the time of the commencement of this case were in possession of the books of account and records of the debtor. If any of the books of account and records are not available, explain.

NAME	ADDRESS

None ☐

d. List all financial institutions, creditors and other parties, including mercantile and trade agencies, to whom a financial statement was issued by the debtor within two years immediately preceding the commencement of this case.

NAME AND ADDRESS	DATE ISSUED
Securities and Exchange Commission

Branch Banking and Trust Co.

20. Inventories

None ☐	a. List the dates of the last two inventories taken of your property, the name of the person who supervised the taking of each inventory, and the dollar amount and basis of each inventory.

DATE OF INVENTORY	INVENTORY SUPERVISOR	DOLLAR AMOUNT OF INVENTORY (Specify cost, market or other basis)
01/05/2008	Robert McCrone	$4,795,466 (LCM)

01/02/2009	Robert McCrone	$2,915,099 (LCM)

None ☐	b. List the name and address of the person having possession of the records of each of the inventories reported in a., above.

DATE OF INVENTORY		NAME AND ADDRESSES OF CUSTODIAN OF INVENTORY RECORDS
01/05/2008	TVI Corporation 7100 Holladay	Tyler Rd Glenn Dale MD

01/02/2009	TVI Corporation 7100 Holladay	Tyler Rd Glenn Dale MD

21. Current Partners, Officers, Directors and Shareholders

None ☒	a. If the debtor is a partnership, list the nature and percentage of partnership interest of each member of the partnership.

NAME AND ADDRESS	NATURE OF INTEREST	PERCENTAGE OF INTEREST

None ☐

b. If the debtor is a corporation, list all officers and directors of the corporation, and each stockholder who directly or indirectly owns, controls, or holds 5 percent or more of the voting or equity securities of the corporation.

NAME AND ADDRESS	TITLE	NATURE AND PERCENTAGE OF STOCK OWNERSHIP

See Attachment SOFA 21b

22. Former partners, officers, directors and shareholders

None ☒	a. If the debtor is a partnership, list each member who withdrew from the partnership within one year immediately preceding the commencement of this case.

NAME	ADDRESS	DATE OF WITHDRAWAL

None ☐	b. If the debtor is a corporation, list all officers or directors whose relationship with the corporation terminated within one year immediately preceding the commencement of this case.

NAME AND ADDRESS	TITLE	DATE OF TERMINATION

Sean Hunt	Senior VP & Corporate Counsel	06/20/2008

23. Withdrawals from a partnership or distributions by a corporation

None ☐

If the debtor is a partnership or corporation, list all withdrawals or distributions credited or given to an insider, including compensation in any form, bonuses, loans, stock redemptions, options exercised and any other perquisite during one year immediately preceding the commencement of this case.

NAME & ADDRESS		AMOUNT OF MONEY
OF RECIPIENT,	DATE AND PURPOSE	OR DESCRIPTION
RELATIONSHIP TO DEBTOR	OF WITHDRAWAL	AND VALUE OF PROPERTY

See Attachment SOFA 23

24. Tax Consolidation Group.

None ☐

If the debtor is a corporation, list the name and federal taxpayer-identification number of the parent corporation of any consolidated group for tax purposes of which the debtor has been a member at any time within six years immediately preceding the commencement of the case.

NAME OF PARENT CORPORATION	TAXPAYER-IDENTIFICATION NUMBER (EIN)

TVI Corporation	52-1085536

25. Pension Funds.

None ☐

If the debtor is not an individual, list the name and federal taxpayer-identification number of any pension fund to which the debtor, as an employer, has been responsible for contributing at any time within six years immediately preceding the commencement of the case.

NAME OF PENSION FUND	TAXPAYER-IDENTIFICATION NUMBER (EIN)

TVI Corporation 401(k) Plan	52-1085536

*  *  *  *  *  *

[If completed by an individual or individual and spouse]

I declare under penalty of perjury that I have read the answers contained in the foregoing statement of financial affairs and any attachments thereto and that they are true and correct.

Signature
Date	of Debtor

Signature of
Joint Debtor
Date	(if any)

[If completed on behalf of a partnership or corporation]

I declare under penalty of perjury that I have read the answers contained in the foregoing statement of financial affairs and any attachments thereto and that they are true and correct to the best of my knowledge, information and belief.

Date	05/05/2009	Signature	/s/ Sherri Voelkel

		Print Name and Title	Sherri Voelkel, Senior VP/CFO

[An individual signing on behalf of a partnership or corporation must indicate position or relationship to debtor.]

______continuation sheets attached

Penalty for making a false statement: Fine of up to $500,000 or imprisonment for up to 5 years, or both. 18 U.S.C. §§ 152 and 3571

DECLARATION AND SIGNATURE OF NON-ATTORNEY BANKRUPTCY PETITION PREPARER
(See 11 U.S.C. § 110)

I declare under penalty of perjury that: (1) I am a bankruptcy petition preparer as defined in 11 U.S.C. § 110; (2) I prepared this document for compensation and have provided the debtor with a copy of this document and the notices and information required under 11 U.S.C. §§ 110(b), 110(h), and 342(b); and, (3) if rules or guidelines have been promulgated pursuant to 11 U.S.C. § 110(h) setting a maximum fee for services chargeable by bankruptcy petition preparers, I have given the debtor notice of the maximum amount before preparing any document for filing for a debtor or accepting any fee from the debtor, as required by that section.

Printed or Typed Name and Title, if any, of Bankruptcy Petition Preparer	Social-Security No. (Required by 11 U.S.C. § 110.)

If the bankruptcy petition preparer is not an individual, state the name, title (if any), address, and social-security number of the officer, principal, responsible person, or partner who signs this document.

Address

Signature of Bankruptcy Petition Preparer	Date

Names and Social-Security numbers of all other individuals who prepared or assisted in preparing this document unless the bankruptcy petition preparer is not an individual:

If more than one person prepared this document, attach additional signed sheets conforming to the appropriate Official Form for each person

A bankruptcy petition preparer’s failure to comply with the provisions of title 11 and the Federal Rules of Bankruptcy Procedure may result in fines or imprisonment or both. 18 U.S.C. § 156.

TVI Corporation
Case No. 09-15677
SOFA 1 and 2
Income from employment or operation of the business

	Three Months Ended March 31, 2009 (1) (2)
		Safety
	TVI (3)	Tech	Signature	CAPA	Consolidated
Total revenue	$1,510,446	5,103,543	525,659	—	$7,139,649
Cost of good sold	1,307,812	3,933,668	266,503	—	5,507,983
Gross profit	202,634	1,169,875	259,156	—	1,631,665
Research and development	156,172	—	—	—	156,172
Selling, general and administrative expenses	1,225,921	1,137,347	746,761	—	3,110,029
Total operating expenses	1,382,093	1,137,347	746,761	—	3,266,201
Income (loss) before interest and taxes and other	(1,179,459)	32,528	(487,605)	—	(1,634,536)
Impairment charge	(200,248)	—	—	—	(200,248)
Interest expense, net	(505,717)	(5,345)	377	—	(510,685)
Income (loss) before income taxes	(1,885,423)	27,183	(487,228)	—	(2,345,468)
Income tax (expense) benefit	—	—	—	—	—
Net income (loss)	$(1,885,423)	27,183	(487,228)	—	$(2,345,468)

	Year Ended December 31, 2008 (1)
Total revenue	$10,604,710	16,814,376	10,494,603	—	$37,913,689
Cost of good sold	7,140,174	11,300,894	9,849,456	—	28,290,525
Gross profit	3,464,535	5,513,482	645,147	—	9,623,164
Research and development	740,633	593,176	—	—	1,333,809
Selling, general and administrative expenses	5,537,219	3,739,986	6,924,879	—	16,202,084
Total operating expenses	6,277,852	4,333,162	6,924,879	—	17,535,894
Income (loss) before interest and taxes and other	(2,813,317)	1,180,319	(6,279,732)	—	(7,912,730)
Gain on sale of assets	—	—	75,435	—	75,435
Impairment charge	(563,865)	(3,603,091)	(7,157,919)	—	(11,324,875)
Interest expense, net	(2,236,735)	(2)	4,193	—	(2,232,544)
Loss before income taxes	(5,613,917)	(2,422,774)	(13,358,023)	—	(21,394,714)
Income tax (expense) benefit	(499,202)	325,634	3,410,790	—	3,237,222
Net loss	$(5,114,715)	(2,748,408)	(16,768,813)	—	$(24,631,936)

	Year Ended December 31, 2007
Total revenue	$12,987,718	6,442,673	27,477,486	—	$46,907,877
Cost of good sold	9,489,980	4,475,754	25,558,149	—	39,523,883
Gross profit	3,497,738	1,966,919	1,919,337	—	7,383,994
Research and development	715,759	1,084,604	—	—	1,800,363
Selling, general and administrative expenses	7,739,535	2,997,544	12,262,820	—	22,999,899
Total operating expenses	8,455,294	4,082,148	12,262,820	—	24,800,262
Loss before interest and taxes and other	(4,957,557)	(2,115,229)	(10,343,483)	—	(17,416,268)
Gain on sale of assets	—	—	1,442,722	—	1,442,722
Impairment charge	—	(12,000,000)	(5,021,299)	—	(17,021,299)
Interest expense, net	36,923	955	(2,409,362)	—	(2,371,483)
Loss before income taxes	(4,920,633)	(14,114,273)	(16,331,422)	—	(35,366,329)
Income tax (expense) benefit	(1,969,761)	(821,803)	(2,955,268)		(5,746,833)
Net loss	$(2,950,872)	(13,292,470)	(13,376,154)	—	$(29,619,496)

(1)     Financial statements are unaudited for the 3 Months Ended March 31, 2009 and the Year Ended December 31, 2008.

(2)     Income tax (expense) benefit for the 3 Months Ended March 31, 2009 is pending.

(3)     Includes all corporate overhead.

TVI Corporation

Case No. 09-15677

SOFA 3b

Payments to Creditors

Name of Creditor	Address 1	City	State	Zip	Country	Payment Date	Amount Paid	Amount Still Owing
ADP	11411 Red Run Blvd.	Owings Mill	MD	21117		1/9/09	$539.03
ADP	11411 Red Run Blvd.	Owings Mill	MD	21117		1/23/09	432.00
ADP	11411 Red Run Blvd.	Owings Mill	MD	21117		1/23/09	2,649.92
ADP	11411 Red Run Blvd.	Owings Mill	MD	21117		1/29/09	115.42
ADP	11411 Red Run Blvd.	Owings Mill	MD	21117		1/30/09	83.10
ADP	11411 Red Run Blvd.	Owings Mill	MD	21117		2/6/09	567.13
ADP	11411 Red Run Blvd.	Owings Mill	MD	21117		2/20/09	1,748.17
ADP	11411 Red Run Blvd.	Owings Mill	MD	21117		2/26/09	1,062.50
ADP	11411 Red Run Blvd.	Owings Mill	MD	21117		2/27/09	159.45
ADP	11411 Red Run Blvd.	Owings Mill	MD	21117		3/6/09	566.34
ADP	11411 Red Run Blvd.	Owings Mill	MD	21117		3/20/09	1,812.68
ADP	11411 Red Run Blvd.	Owings Mill	MD	21117		3/27/09	432.00
ADP	11411 Red Run Blvd.	Owings Mill	MD	21117		3/27/09	159.45
ADP							10,327.19
AMERICAN FUNDS	8332 Woodfield Crossing Blvd	Indianapolis	IN	46240		1/20/09	923.76
AMERICAN FUNDS	8332 Woodfield Crossing Blvd	Indianapolis	IN	46240		1/22/09	15,070.28
AMERICAN FUNDS	8332 Woodfield Crossing Blvd	Indianapolis	IN	46240		1/30/09	923.76
AMERICAN FUNDS	8332 Woodfield Crossing Blvd	Indianapolis	IN	46240		2/2/09	1,050.92
AMERICAN FUNDS	8332 Woodfield Crossing Blvd	Indianapolis	IN	46240		2/3/09	11,150.24
AMERICAN FUNDS	8332 Woodfield Crossing Blvd	Indianapolis	IN	46240		2/4/09	11,530.01
AMERICAN FUNDS	8332 Woodfield Crossing Blvd	Indianapolis	IN	46240		2/13/09	945.43
AMERICAN FUNDS	8332 Woodfield Crossing Blvd	Indianapolis	IN	46240		2/23/09	11,610.51
AMERICAN FUNDS	8332 Woodfield Crossing Blvd	Indianapolis	IN	46240		2/27/09	799.28
AMERICAN FUNDS	8332 Woodfield Crossing Blvd	Indianapolis	IN	46240		3/5/09	9,684.97
AMERICAN FUNDS	8332 Woodfield Crossing Blvd	Indianapolis	IN	46240		3/16/09	10,451.31
AMERICAN FUNDS	8332 Woodfield Crossing Blvd	Indianapolis	IN	46240		3/27/09	799.28
AMERICAN FUNDS	8332 Woodfield Crossing Blvd	Indianapolis	IN	46240		3/31/09	10,923.80
AMERICAN FUNDS							85,863.55
BB&T BANK	PO Box 819	Wilson	NC	27894-0819		1/2/09	4.95
BB&T BANK	PO Box 819	Wilson	NC	27894-0819		1/5/09	259.00
BB&T BANK	PO Box 819	Wilson	NC	27894-0819		1/6/09	500.00
BB&T BANK	PO Box 819	Wilson	NC	27894-0819		1/15/09	1,139.23
BB&T BANK	PO Box 819	Wilson	NC	27894-0819		1/21/09	1,166.52
BB&T BANK	PO Box 819	Wilson	NC	27894-0819		1/27/09	150.00
BB&T BANK	PO Box 819	Wilson	NC	27894-0819		2/3/09	12.23
BB&T BANK	PO Box 819	Wilson	NC	27894-0819		2/6/09	500.00
BB&T BANK	PO Box 819	Wilson	NC	27894-0819		2/17/09	1,063.61
BB&T BANK	PO Box 819	Wilson	NC	27894-0819		2/20/09	582.00
BB&T BANK	PO Box 819	Wilson	NC	27894-0819		2/23/09	791.47
BB&T BANK	PO Box 819	Wilson	NC	27894-0819		2/23/09	71.06
BB&T BANK	PO Box 819	Wilson	NC	27894-0819		2/27/09	98,889.81
BB&T BANK	PO Box 819	Wilson	NC	27894-0819		3/2/09	247,593.01
BB&T BANK	PO Box 819	Wilson	NC	27894-0819		3/3/09	11.33
BB&T BANK	PO Box 819	Wilson	NC	27894-0819		3/6/09	500.00
BB&T BANK	PO Box 819	Wilson	NC	27894-0819		3/11/09	589.27
BB&T BANK	PO Box 819	Wilson	NC	27894-0819		3/16/09	563.18
BB&T BANK	PO Box 819	Wilson	NC	27894-0819		3/18/09	2,101.63
BB&T BANK	PO Box 819	Wilson	NC	27894-0819		3/20/09	150.00
BB&T BANK	PO Box 819	Wilson	NC	27894-0819		3/23/09	821.21
BB&T BANK	PO Box 819	Wilson	NC	27894-0819		3/23/09	74.26
BB&T BANK	PO Box 819	Wilson	NC	27894-0819		3/27/09	82,014.88
BB&T BANK	PO Box 819	Wilson	NC	27894-0819		3/30/09	116,086.30
BB&T BANK	PO Box 819	Wilson	NC	27894-0819		3/31/09	410.52
BB&T BANK							556,045.47

1

TVI Corporation

Case No. 09-15677

SOFA 3b

Payments to Creditors

Name of Creditor	Address 1	City	State	Zip	Country	Payment Date	Amount Paid	Amount Still Owing
LIBERTY MUTUAL	P.O.Box 7247	Philadelphia	PA	19170-0109		1/2/09	11,441.00
LIBERTY MUTUAL	P.O.Box 7247	Philadelphia	PA	19170-0109		2/3/09	9,634.00
LIBERTY MUTUAL	P.O.Box 7247	Philadelphia	PA	19170-0109		3/3/09	10,269.00
LIBERTY MUTUAL							31,344.00
BRENNAN EQUIPMENT &	730 Central Avenue	University Park	IL	60466		1/30/09	9,828.00
MCMASTER-CARR	P.O. Box 7690	Chicago	IL	60680-7690		2/10/09	381.33
MCMASTER-CARR	P.O. Box 7690	Chicago	IL	60680-7690		2/11/09	20.38
MCMASTER-CARR	P.O. Box 7690	Chicago	IL	60680-7690		3/17/09	135.91
MCMASTER-CARR	P.O. Box 7690	Chicago	IL	60680-7690		3/27/09	(12.23)
MCMASTER-CARR	P.O. Box 7690	Chicago	IL	60680-7690		3/27/09	(149.65)
MCMASTER-CARR	P.O. Box 7690	Chicago	IL	60680-7690		3/27/09	(249.28)
MCMASTER-CARR	P.O. Box 7690	Chicago	IL	60680-7690		3/27/09	24.91
MCMASTER-CARR	P.O. Box 7690	Chicago	IL	60680-7690		3/27/09	71.07
MCMASTER-CARR	P.O. Box 7690	Chicago	IL	60680-7690		3/27/09	171.19
MCMASTER-CARR	P.O. Box 7690	Chicago	IL	60680-7690		3/27/09	868.35
MCMASTER-CARR	P.O. Box 7690	Chicago	IL	60680-7690		3/27/09	107.52
MCMASTER-CARR	P.O. Box 7690	Chicago	IL	60680-7690		3/27/09	220.44
MCMASTER-CARR	P.O. Box 7690	Chicago	IL	60680-7690		3/27/09	226.13
MCMASTER-CARR	P.O. Box 7690	Chicago	IL	60680-7690		3/27/09	345.86
MCMASTER-CARR	P.O. Box 7690	Chicago	IL	60680-7690		3/27/09	299.69
MCMASTER-CARR	P.O. Box 7690	Chicago	IL	60680-7690		3/27/09	400.11
MCMASTER-CARR	P.O. Box 7690	Chicago	IL	60680-7690		3/27/09	118.07
MCMASTER-CARR	P.O. Box 7690	Chicago	IL	60680-7690		3/27/09	44.88
MCMASTER-CARR	P.O. Box 7690	Chicago	IL	60680-7690		3/27/09	89.76
MCMASTER-CARR	P.O. Box 7690	Chicago	IL	60680-7690		3/27/09	45.87
MCMASTER-CARR	P.O. Box 7690	Chicago	IL	60680-7690		3/27/09	113.35
MCMASTER-CARR	P.O. Box 7690	Chicago	IL	60680-7690		3/27/09	56.95
MCMASTER-CARR	P.O. Box 7690	Chicago	IL	60680-7690		3/27/09	33.28
MCMASTER-CARR	P.O. Box 7690	Chicago	IL	60680-7690		3/27/09	71.25
MCMASTER-CARR	P.O. Box 7690	Chicago	IL	60680-7690		3/27/09	232.85
MCMASTER-CARR	P.O. Box 7690	Chicago	IL	60680-7690		3/27/09	68.20
MCMASTER-CARR	P.O. Box 7690	Chicago	IL	60680-7690		3/27/09	84.48
MCMASTER-CARR	P.O. Box 7690	Chicago	IL	60680-7690		3/27/09	66.78
MCMASTER-CARR	P.O. Box 7690	Chicago	IL	60680-7690		3/27/09	235.83
MCMASTER-CARR	P.O. Box 7690	Chicago	IL	60680-7690		3/27/09	78.12
MCMASTER-CARR	P.O. Box 7690	Chicago	IL	60680-7690		3/27/09	466.23
MCMASTER-CARR	P.O. Box 7690	Chicago	IL	60680-7690		3/27/09	145.19
MCMASTER-CARR	P.O. Box 7690	Chicago	IL	60680-7690		3/27/09	112.21
MCMASTER-CARR	P.O. Box 7690	Chicago	IL	60680-7690		3/27/09	687.71
MCMASTER-CARR	P.O. Box 7690	Chicago	IL	60680-7690		3/27/09	149.65
MCMASTER-CARR	P.O. Box 7690	Chicago	IL	60680-7690		3/27/09	43.15
MCMASTER-CARR	P.O. Box 7690	Chicago	IL	60680-7690		3/27/09	54.34
MCMASTER-CARR	P.O. Box 7690	Chicago	IL	60680-7690		3/27/09	64.11
MCMASTER-CARR	P.O. Box 7690	Chicago	IL	60680-7690		3/27/09	66.26
MCMASTER-CARR	P.O. Box 7690	Chicago	IL	60680-7690		3/27/09	291.91
MCMASTER-CARR	P.O. Box 7690	Chicago	IL	60680-7690		3/27/09	2,030.84
MCMASTER-CARR	P.O. Box 7690	Chicago	IL	60680-7690		3/27/09	291.09
MCMASTER-CARR	P.O. Box 7690	Chicago	IL	60680-7690		3/27/09	51.10
MCMASTER-CARR	P.O. Box 7690	Chicago	IL	60680-7690		3/27/09	19.23
MCMASTER-CARR	P.O. Box 7690	Chicago	IL	60680-7690		3/27/09	173.71
MCMASTER-CARR	P.O. Box 7690	Chicago	IL	60680-7690		3/27/09	106.94
MCMASTER-CARR	P.O. Box 7690	Chicago	IL	60680-7690		3/27/09	305.44
MCMASTER-CARR							9,260.51
REEDEPAY	383 Main Ave	Norwalk	CT	06851		3/17/09	5,921.80

2

TVI Corporation

Case No. 09-15677

SOFA 3b

Payments to Creditors

Name of Creditor	Address 1	City	State	Zip	Country	Payment Date	Amount Paid	Amount Still Owing
STRUCTURAL PLASTICS CO	3401 Chief Drive	Holly	MI	48442		1/13/09	1,575.76
STRUCTURAL PLASTICS CO	3401 Chief Drive	Holly	MI	48442		1/13/09	2,449.62
STRUCTURAL PLASTICS CO	3401 Chief Drive	Holly	MI	48442		3/13/09	3,634.40
STRUCTURAL PLASTICS CO							7,659.78
A & B CONCEPT SOLUTIONS	111 NEIGHBORS ROAD	CENTREVILLE	MD	21617		1/19/09	7,070.62
A & B CONCEPT SOLUTIONS	111 NEIGHBORS ROAD	CENTREVILLE	MD	21617		3/12/09	4,480.32
A & B CONCEPT SOLUTIONS							11,550.94
AALADIN INDUSTRIES INC.	32584 477TH AVENUE	ELK POINT	SD	57025-9702		1/19/09	18,477.81
AALADIN INDUSTRIES INC.	32584 477TH AVENUE	ELK POINT	SD	57025-9702		2/4/09	18,983.46
AALADIN INDUSTRIES INC.							37,461.27
AARON DELATORRE						1/6/09	7,450.00
AARON DELATORRE							7,450.00
AFLAC	1932 Wynnton Road	Columbus	GA	31999-0001		1/9/09	383.90
AFLAC	1932 Wynnton Road	Columbus	GA	31999-0001		1/9/09	1,015.54
AFLAC	1932 Wynnton Road	Columbus	GA	31999-0001		1/16/09	2,141.30
AFLAC	1932 Wynnton Road	Columbus	GA	31999-0001		1/30/09	400.40
AFLAC	1932 Wynnton Road	Columbus	GA	31999-0001		2/19/09	2,067.33
AFLAC	1932 Wynnton Road	Columbus	GA	31999-0001		3/4/09	400.40
AFLAC							6,408.87
AICCO, INC.	1001 WINSTEAD DRIVE, SUITE 500	CARY	NC	27513		1/9/09	11,929.58
AICCO, INC.	1001 WINSTEAD DRIVE, SUITE 500	CARY	NC	27513		1/15/09	12,276.89
AICCO, INC.	1001 WINSTEAD DRIVE, SUITE 500	CARY	NC	27513		2/6/09	12,229.58
AICCO, INC.	1001 WINSTEAD DRIVE, SUITE 500	CARY	NC	27513		2/19/09	12,276.89
AICCO, INC.	1001 WINSTEAD DRIVE, SUITE 500	CARY	NC	27513		3/4/09	11,929.58
AICCO, INC.	1001 WINSTEAD DRIVE, SUITE 500	CARY	NC	27513		3/16/09	12,276.89
AICCO, INC.							72,919.41
ARONSON & COMPANY	700 KING FARM BOULEVARD	ROCKVILLE	MD	20850		1/30/09	26,441.98
ARONSON & COMPANY							26,441.98
BALTIMORE GAS & ELECTRIC	PO BOX 13070	PHILADELPHIA	PA	19101-3070		1/9/09	15,648.54
BALTIMORE GAS & ELECTRIC	PO BOX 13070	PHILADELPHIA	PA	19101-3070		1/30/09	16,126.91
BALTIMORE GAS & ELECTRIC	PO BOX 13070	PHILADELPHIA	PA	19101-3070		3/11/09	13,853.09
BALTIMORE GAS & ELECTRIC							45,628.54
BONDCOTE CORPORATION	8060 SOLUTIONS CENTER	CHICAGO	IL	60677-8000		1/19/09	11,582.48
BONDCOTE CORPORATION	8060 SOLUTIONS CENTER	CHICAGO	IL	60677-8000		2/4/09	5,049.72
BONDCOTE CORPORATION	8060 SOLUTIONS CENTER	CHICAGO	IL	60677-8000		3/13/09	2,175.66
BONDCOTE CORPORATION							18,807.86
BOWLES FLUIDICS CORP	PO BOX 64278	BALTIMORE	MD	21264-4278		1/19/09	3,197.50
BOWLES FLUIDICS CORP	PO BOX 64278	BALTIMORE	MD	21264-4278		2/4/09	3,197.50
BOWLES FLUIDICS CORP	PO BOX 64278	BALTIMORE	MD	21264-4278		2/24/09	3,197.50
BOWLES FLUIDICS CORP	PO BOX 64278	BALTIMORE	MD	21264-4278		3/19/09	3,295.00
BOWLES FLUIDICS CORP							12,887.50
BUCCINO & ASSOCIATES	200 WEST MADISON, SUITE 2620	CHICAGO	IL	60606		1/6/09	41,983.93
BUCCINO & ASSOCIATES	200 WEST MADISON, SUITE 2620	CHICAGO	IL	60606		1/16/09	14,512.50
BUCCINO & ASSOCIATES	200 WEST MADISON, SUITE 2620	CHICAGO	IL	60606		1/27/09	2,971.52
BUCCINO & ASSOCIATES	200 WEST MADISON, SUITE 2620	CHICAGO	IL	60606		2/4/09	18,021.98
BUCCINO & ASSOCIATES	200 WEST MADISON, SUITE 2620	CHICAGO	IL	60606		2/19/09	22,558.21
BUCCINO & ASSOCIATES	200 WEST MADISON, SUITE 2620	CHICAGO	IL	60606		2/24/09	36,228.05
BUCCINO & ASSOCIATES	200 WEST MADISON, SUITE 2620	CHICAGO	IL	60606		3/3/09	23,515.21
BUCCINO & ASSOCIATES	200 WEST MADISON, SUITE 2620	CHICAGO	IL	60606		3/9/09	44,207.10
BUCCINO & ASSOCIATES	200 WEST MADISON, SUITE 2620	CHICAGO	IL	60606		3/10/09	30,000.00
BUCCINO & ASSOCIATES	200 WEST MADISON, SUITE 2620	CHICAGO	IL	60606		3/10/09	40,000.00
BUCCINO & ASSOCIATES	200 WEST MADISON, SUITE 2620	CHICAGO	IL	60606		3/17/09	39,675.07
BUCCINO & ASSOCIATES	200 WEST MADISON, SUITE 2620	CHICAGO	IL	60606		3/24/09	16,968.68
BUCCINO & ASSOCIATES	200 WEST MADISON, SUITE 2620	CHICAGO	IL	60606		3/26/09	35,000.00

3

TVI Corporation

Case No. 09-15677

SOFA 3b

Payments to Creditors

Name of Creditor	Address 1	City	State	Zip	Country	Payment Date	Amount Paid	Amount Still Owing
BUCCINO & ASSOCIATES	200 WEST MADISON, SUITE 2620	CHICAGO	IL	60606		3/31/09	63,916.63
BUCCINO & ASSOCIATES							429,558.88
CON-WAY FREIGHT INC.	PO BOX 5160	PORTLAND	OR	97208-5160		1/19/09	7,719.16
CON-WAY FREIGHT INC.	PO BOX 5160	PORTLAND	OR	97208-5160		2/4/09	4,414.29
CON-WAY FREIGHT INC.	PO BOX 5160	PORTLAND	OR	97208-5160		3/13/09	9,106.29
CON-WAY FREIGHT INC.	PO BOX 5160	PORTLAND	OR	97208-5160		3/13/09	396.69
CON-WAY FREIGHT INC.							21,636.43
DELLBRIDGE	6990 COLUMBIA GATEWAY DRIVE, SUITE 100	COLUMBIA	MD	21046		1/9/09	3,566.80
DELLBRIDGE	6990 COLUMBIA GATEWAY DRIVE, SUITE 100	COLUMBIA	MD	21046		1/23/09	2,500.00
DELLBRIDGE							6,066.80
DELTA DENTAL	PO BOX 64094	BALTIMORE	MD	21264		1/9/09	7,722.01
DELTA DENTAL	PO BOX 64094	BALTIMORE	MD	21264		2/19/09	6,984.22
DELTA DENTAL	PO BOX 64094	BALTIMORE	MD	21264		3/4/09	7,456.63
DELTA DENTAL							22,162.86
DILLON TAX CONSULTING	4 STEELE AVE	ANNAPOLIS	MD	21401		2/20/09	7,049.14
DILLON TAX CONSULTING							7,049.14
DISTRIBUTION BY AIR	PO BOX 6090	SOMERSET	NJ	08875-6090		1/19/09	2,400.00
DISTRIBUTION BY AIR	PO BOX 6090	SOMERSET	NJ	08875-6090		2/4/09	4,130.00
DISTRIBUTION BY AIR							6,530.00
DON WILSON	7495 COVENT WOOD COURT	ANNANDALE	VA	22003		1/23/09	3,500.00
DON WILSON	7495 COVENT WOOD COURT	ANNANDALE	VA	22003		3/16/09	10,000.00
DON WILSON							13,500.00
DUANE MORRIS LLP	30 SOUTH 17TH STREET	PHILADELPHIA	PA	19103		1/16/09	25,000.00
DUANE MORRIS LLP	30 SOUTH 17TH STREET	PHILADELPHIA	PA	19103		1/23/09	26,124.00
DUANE MORRIS LLP	30 SOUTH 17TH STREET	PHILADELPHIA	PA	19103		2/6/09	22,496.08
DUANE MORRIS LLP	30 SOUTH 17TH STREET	PHILADELPHIA	PA	19103		2/6/09	65,000.00
DUANE MORRIS LLP	30 SOUTH 17TH STREET	PHILADELPHIA	PA	19103		2/20/09	27,375.01
DUANE MORRIS LLP	30 SOUTH 17TH STREET	PHILADELPHIA	PA	19103		3/10/09	70,000.00
DUANE MORRIS LLP	30 SOUTH 17TH STREET	PHILADELPHIA	PA	19103		3/13/09	9,839.70
DUANE MORRIS LLP	30 SOUTH 17TH STREET	PHILADELPHIA	PA	19103		3/20/09	6,044.00
DUANE MORRIS LLP	30 SOUTH 17TH STREET	PHILADELPHIA	PA	19103		3/26/09	175,000.00
DUANE MORRIS LLP	30 SOUTH 17TH STREET	PHILADELPHIA	PA	19103		3/31/09	82,070.26
DUANE MORRIS LLP							508,949.05
ENERCO GROUP	PO BOX 73660-N	CLEVELAND	OH	44193-0970		1/19/09	4,225.00
ENERCO GROUP	PO BOX 73660-N	CLEVELAND	OH	44193-0970		2/5/09	3,000.00
ENERCO GROUP							7,225.00
FEDERAL FABRICS	45 W. ADAMS STREET	LOWELL	MA	1851		1/23/09	40,000.00
FEDERAL FABRICS							40,000.00
FLEXFIRM PRODUCTS INC.	2300 NORTH CHICO AVE	SOUTH EL MONTE	CA	91733		1/19/09	17,527.15
FLEXFIRM PRODUCTS INC.	2300 NORTH CHICO AVE	SOUTH EL MONTE	CA	91733		2/4/09	6,315.34
FLEXFIRM PRODUCTS INC.							23,842.49
GENPRO POWER SYSTEMS INC.	2121 RAND ROAD	RAPID CITY	SD	57702		1/26/09	60,322.25
GENPRO POWER SYSTEMS INC.	2121 RAND ROAD	RAPID CITY	SD	57702		3/12/09	60,363.88
GENPRO POWER SYSTEMS INC.							120,686.13
GLENN DALE BUSINESS CENTER, LLC	1427 CLARKVIEW RD, STE 500	BALTIMORE	MD	21209-2100		1/7/09	23,946.59
GLENN DALE BUSINESS CENTER, LLC	1427 CLARKVIEW RD, STE 500	BALTIMORE	MD	21209-2100		2/2/09	64,589.60
GLENN DALE BUSINESS CENTER, LLC							88,536.19
GROSS MENDELSOHN	36 SOUTH CHARLES STREET, 18TH FLOOR	BALTIMORE	MD	21201-3172		1/23/09	9,600.00
GROSS MENDELSOHN	36 SOUTH CHARLES STREET, 18TH FLOOR	BALTIMORE	MD	21201-3172		3/23/09	18,138.58
GROSS MENDELSOHN							27,738.58
HAROLD J. SYKORA	5000 SOUTH ABBOTT PLACE	SIOUX FALLS	SD	57108		1/23/09	9,150.00
HAROLD J. SYKORA	5000 SOUTH ABBOTT PLACE	SIOUX FALLS	SD	57108		2/18/09	3,000.00
HAROLD J. SYKORA							12,150.00
HELEN BENTLEY & ASSOCIATES, INC.	408 CHAPELWOOD LANE	LUTHERVILLE	MD	21094-0413		3/16/09	10,000.00

4

TVI Corporation

Case No. 09-15677

SOFA 3b

Payments to Creditors

Name of Creditor	Address 1	City	State	Zip	Country	Payment Date	Amount Paid	Amount Still Owing
HELEN BENTLEY & ASSOCIATES, INC.							10,000.00
HSBC BUSINESS SOLUTIONS	94 EAST STREET	WEST SUSSEX	UK	PO 191HD		2/4/09	89.99
HSBC BUSINESS SOLUTIONS	94 EAST STREET	WEST SUSSEX	UK	PO 191HD		2/20/09	11,158.98
HSBC BUSINESS SOLUTIONS							11,248.97
I.F. ASSOCIATES INC.	3145 BORDENTOWN AVE	PARLIN	NJ	08859		1/19/09	3,850.00
I.F. ASSOCIATES INC.	3145 BORDENTOWN AVE	PARLIN	NJ	08859		3/19/09	3,600.00
I.F. ASSOCIATES INC.							7,450.00
JAMESON LLC	PO BOX 534376	ATLANTA	GA	30353-4376		2/4/09	6,704.00
JAMESON LLC							6,704.00
JENNINGS & TREFF	109 S. SECOND STREET	DENTON	MD	21629		1/23/09	7,000.00
JENNINGS & TREFF							7,000.00
JOHN S. CONNOR INC.	PO BOX 791384	BALTIMORE	MD	21279-1384		1/19/09	2,935.41
JOHN S. CONNOR INC.	PO BOX 791384	BALTIMORE	MD	21279-1384		2/4/09	3,424.64
JOHN S. CONNOR INC.							6,360.05
LINCOLN NATIONAL LIFE INSURANCE CO.	PO BOX 0821	CAROL STREAM	IL	60132-0821		1/9/09	6,533.05
LINCOLN NATIONAL LIFE INSURANCE CO.	PO BOX 0821	CAROL STREAM	IL	60132-0821		1/26/09	7,289.95
LINCOLN NATIONAL LIFE INSURANCE CO.	PO BOX 0821	CAROL STREAM	IL	60132-0821		2/19/09	6,511.42
LINCOLN NATIONAL LIFE INSURANCE CO.	PO BOX 0821	CAROL STREAM	IL	60132-0821		3/16/09	7,071.20
LINCOLN NATIONAL LIFE INSURANCE CO.							27,405.62
MARK N. HAMMOND						1/15/09	8,875.00
MARK N. HAMMOND						2/13/09	1,500.00
MARK N. HAMMOND						3/6/09	2,250.00
MARK N. HAMMOND							12,625.00
MILES & STOCKBRIDGE P.C.	10 LIGHT STREET	BALTIMORE	MD	21202-1487		1/21/09	25,000.00
MILES & STOCKBRIDGE P.C.	10 LIGHT STREET	BALTIMORE	MD	21202-1487		3/31/09	160,554.80
MILES & STOCKBRIDGE P.C.							185,554.80
MULTIQUIP INC.	23688 NETWORK PLACE	CHICAGO	IL	60673-1633		2/4/09	10,000.00
MULTIQUIP INC.							10,000.00
NASDAQ STOCK MARKET	PO BOX 7777-W8130	PHILADELPHIA	PA	19175-8130		1/23/09	27,500.00
NASDAQ STOCK MARKET							27,500.00
NRL & ASSOCIATES INC.	112 LOG CANOE CIRCLE	STEVENSVILLE	MD	21666		3/12/09	7,032.50
NRL & ASSOCIATES INC.							7,032.50
P&G MANUFACTURING	PO BOX 63208	CHARLOTTE	NC	28230		3/12/09	6,222.00
P&G MANUFACTURING							6,222.00
PAM NARROW FABRICS	40 NORTH MAIN STREET	FREEPORT	NY	11520-2219		2/4/09	5,644.25
PAM NARROW FABRICS							5,644.25
PRECISION MACHINE & TOOL COMPANY	10101 “K” BACON DRIVE	BELTSVILLE	MD	20705		1/19/09	3,334.00
PRECISION MACHINE & TOOL COMPANY	10101 “K” BACON DRIVE	BELTSVILLE	MD	20705		2/4/09	3,700.00
PRECISION MACHINE & TOOL COMPANY							7,034.00
PRINCE GEORGE’S COUNTY	PO BOX 17578	BALTIMORE	MD	21297-1578		2/6/09	6,135.33
PRINCE GEORGE’S COUNTY	PO BOX 17578	BALTIMORE	MD	21297-1578		2/25/09	511.28
PRINCE GEORGE’S COUNTY							6,646.61
REFLEXITE CORP	PO BOX 30487	HARTFORD	CT	6150		1/19/09	85,775.60
REFLEXITE CORP							85,775.60
RICHARD SULLIVAN						1/15/09	8,875.00
RICHARD SULLIVAN						2/13/09	1,500.00
RICHARD SULLIVAN						3/6/09	2,250.00
RICHARD SULLIVAN						3/12/09	380.00
RICHARD SULLIVAN							13,005.00
SHARON MERRILL ASSOCIATES, INC.	77 FRANKLIN STREET, 6TH FLOOR	BOSTON	MA	2110		1/21/09	7,893.71
SHARON MERRILL ASSOCIATES, INC.	77 FRANKLIN STREET, 6TH FLOOR	BOSTON	MA	2110		2/24/09	7,230.60
SHARON MERRILL ASSOCIATES, INC.							15,124.31
STEGMAN & COMPANY	405 EAST JOPPA ROAD, SUITE 200	BALTIMORE	MD	21286		1/23/09	16,500.00

5

TVI Corporation

Case No. 09-15677

SOFA 3b

Payments to Creditors

Name of Creditor	Address 1	City	State	Zip	Country	Payment Date	Amount Paid	Amount Still Owing
STEGMAN & COMPANY							16,500.00
STEVENSON’S JANITORAL SERVICE	3315 GRAYVINE LANE	MITCHELLVILLE	MD	20721		1/13/09	4,304.43
STEVENSON’S JANITORAL SERVICE	3315 GRAYVINE LANE	MITCHELLVILLE	MD	20721		2/19/09	4,304.43
STEVENSON’S JANITORAL SERVICE							8,608.86
THE MIRALITE GROUP LLC	13E. NEWFIELD WAY	BALA CYNWYD	PA	19004		1/27/09	14,900.18
THE MIRALITE GROUP LLC							14,900.18
TIPCO TECHNOLOGIES INC	11412 CRONHILL DRIVE	OWINGS MILLS	MD	21117		2/4/09	6,044.23
TIPCO TECHNOLOGIES INC							6,044.23
TODD L. PARCHMAN						1/15/09	10,750.00
TODD L. PARCHMAN						2/13/09	3,375.00
TODD L. PARCHMAN						3/6/09	4,125.00
TODD L. PARCHMAN						3/12/09	250.33
TODD L. PARCHMAN							18,500.33
TROUTMAN SANDERS LLP	401 9TH STREET, NW- SUITE 1000	WASHINGTON	DC	20004-2134		1/9/09	10,000.00
TROUTMAN SANDERS LLP	401 9TH STREET, NW- SUITE 1000	WASHINGTON	DC	20004-2134		1/23/09	5,000.00
TROUTMAN SANDERS LLP	401 9TH STREET, NW- SUITE 1000	WASHINGTON	DC	20004-2134		1/30/09	5,000.00
TROUTMAN SANDERS LLP							20,000.00
UNITE COOLAIR CORPORATION	491 EAST PRINCESS STREET	YORK	PA	17403		1/19/09	50,305.00
UNITE COOLAIR CORPORATION	491 EAST PRINCESS STREET	YORK	PA	17403		2/5/09	19,950.00
UNITE COOLAIR CORPORATION	491 EAST PRINCESS STREET	YORK	PA	17403		3/12/09	44,222.00
UNITE COOLAIR CORPORATION							114,477.00
UNITED ELECTRONICS CORPORATION	3360 ENTERPRISE AVENUE, SUITE 180	WESTON	FL	33331		2/9/09	10,350.55
UNITED ELECTRONICS CORPORATION							10,350.55
UNITED HEALTHCARE INSURANCE CO.	22561 NETWORK PLACE	CHICAGO	IL	60673-1225		1/9/09	101,765.17
UNITED HEALTHCARE INSURANCE CO.	22561 NETWORK PLACE	CHICAGO	IL	60673-1225		2/6/09	96,268.10
UNITED HEALTHCARE INSURANCE CO.	22561 NETWORK PLACE	CHICAGO	IL	60673-1225		3/4/09	93,595.21
UNITED HEALTHCARE INSURANCE CO.							291,628.48
UNITED PARCEL SERVICES	PO BOX 7247-0244	PHILADELPHIA	PA	19170-0001		1/19/09	4,504.79
UNITED PARCEL SERVICES	PO BOX 7247-0244	PHILADELPHIA	PA	19170-0001		1/30/09	2,723.53
UNITED PARCEL SERVICES							7,228.32
VANGUARD	950 BOSTON STREET, SE	GRAND RAPIDS	MI	49507		1/19/09	6,118.00
VANGUARD							6,118.00
VERIZON WIRELESS	PO BOX 25505	LEHIGH VALLEY	PA	18002-5505		1/29/09	2,766.63
VERIZON WIRELESS	PO BOX 25505	LEHIGH VALLEY	PA	18002-5505		2/19/09	2,993.48
VERIZON WIRELESS	PO BOX 25505	LEHIGH VALLEY	PA	18002-5505		3/4/09	3,800.38
VERIZON WIRELESS							9,560.49
Washington Gas	PO BOX 9001036	LOUSIVILLE	KY	40290-1036		1/23/09	9,461.42
Washington Gas	PO BOX 9001036	LOUSIVILLE	KY	40290-1036		3/4/09	6,178.08
Washington Gas							15,639.50
WHITEFORD, TAYLOR & PRESTON, LLP	SEVEN SAINT PAUL STREET	BALTIMORE	MD	21202-1636		1/16/09	20,000.00
WHITEFORD, TAYLOR & PRESTON, LLP	SEVEN SAINT PAUL STREET	BALTIMORE	MD	21202-1636		1/23/09	10,000.00
WHITEFORD, TAYLOR & PRESTON, LLP	SEVEN SAINT PAUL STREET	BALTIMORE	MD	21202-1636		1/30/09	10,000.00
WHITEFORD, TAYLOR & PRESTON, LLP	SEVEN SAINT PAUL STREET	BALTIMORE	MD	21202-1636		3/9/09	1,305.00
WHITEFORD, TAYLOR & PRESTON, LLP	SEVEN SAINT PAUL STREET	BALTIMORE	MD	21202-1636		3/9/09	567.92
WHITEFORD, TAYLOR & PRESTON, LLP							41,872.92
WILLIS OF MARYLAND INC	PO BOX 13613	NEWARK	NJ	07188-0613		1/30/09	19,841.00
WILLIS OF MARYLAND INC	PO BOX 13613	NEWARK	NJ	07188-0613		2/18/09	2,600.00
WILLIS OF MARYLAND INC	PO BOX 13613	NEWARK	NJ	07188-0613		2/19/09	23,716.00
WILLIS OF MARYLAND INC	PO BOX 13613	NEWARK	NJ	07188-0613		3/16/09	23,716.00
WILLIS OF MARYLAND INC							69,873.00

Total							$3,401,072.79

6

TVI Corporation

Case No. 09-15677

SOFA 3c

Payments to Creditors who were Insiders

									Amount Still
Name of Creditor	Address	City	State	Zip	Country	Relationship	Payment Date	Amount Paid	Owing
Todd Parchman						Chairman of the Board	4/1/08	$10,750.00
Todd Parchman						Chairman of the Board	4/15/08	1,875.00
Todd Parchman						Chairman of the Board	4/15/08	750.00
Todd Parchman						Chairman of the Board	5/1/08	1,500.00
Todd Parchman						Chairman of the Board	6/19/08	16,375.00
Todd Parchman						Chairman of the Board	7/21/08	2,625.00
Todd Parchman						Chairman of the Board	8/4/08	3,375.00
Todd Parchman						Chairman of the Board	10/6/08	14,125.00
Todd Parchman						Chairman of the Board	11/6/08	3,375.00
Todd Parchman						Chairman of the Board	12/15/08	3,375.00
Todd Parchman						Chairman of the Board	1/15/09	10,750.00
Todd Parchman						Chairman of the Board	2/11/09	3,375.00
Todd Parchman						Chairman of the Board	3/12/09	4,125.00
Richard Sullivan						Director	4/2/08	7,000.00
Richard Sullivan						Director	5/1/08	375.00
Richard Sullivan						Director	6/19/08	10,750.00
Richard Sullivan						Director	7/21/08	750.00
Richard Sullivan						Director	8/4/08	1,500.00
Richard Sullivan						Director	10/6/08	10,375.00
Richard Sullivan						Director	11/6/08	1,500.00
Richard Sullivan						Director	12/15/08	1,500.00
Richard Sullivan						Director	1/15/09	8,875.00
Richard Sullivan						Director	2/11/09	1,500.00
Richard Sullivan						Director	3/12/09	2,250.00
Mark Hammond						Director	4/1/08	10,750.00
Mark Hammond						Director	4/15/08	750.00
Mark Hammond						Director	5/1/08	1,500.00
Mark Hammond						Director	6/19/08	14,500.00
Mark Hammond						Director	7/21/08	750.00
Mark Hammond						Director	8/4/08	1,500.00
Mark Hammond						Director	10/6/08	10,375.00
Mark Hammond						Director	11/6/08	1,500.00
Mark Hammond						Director	12/15/08	1,500.00
Mark Hammond						Director	1/15/09	8,875.00
Mark Hammond						Director	2/11/09	1,500.00
Mark Hammond						Director	3/12/09	2,250.00
Hunt, Sean						Senior VP & General Counsel	4/5/2008	8,415.56
Hunt, Sean						Senior VP & General Counsel	4/19/2008	8,415.56
Hunt, Sean						Senior VP & General Counsel	5/3/2008	8,415.56
Hunt, Sean						Senior VP & General Counsel	5/17/2008	8,415.56
Hunt, Sean						Senior VP & General Counsel	5/31/2008	8,415.63
Hunt, Sean						Senior VP & General Counsel	6/14/2008	8,699.36
Hunt, Sean						Senior VP & General Counsel	6/28/2008	27,283.76
Hunt, Sean						Senior VP & General Counsel	7/12/2008	9,785.00
Hunt, Sean						Senior VP & General Counsel	7/26/2008	9,270.00
Hughes, Harley						President / CEO	4/5/2008	10,516.59
Hughes, Harley						President / CEO	4/19/2008	10,516.59
Hughes, Harley						President / CEO	5/3/2008	10,516.59

1

TVI Corporation

Case No. 09-15677

SOFA 3c

Payments to Creditors who were Insiders

									Amount Still
Name of Creditor	Address	City	State	Zip	Country	Relationship	Payment Date	Amount Paid	Owing
Hughes, Harley						President / CEO	5/17/2008	10,516.59
Hughes, Harley						President / CEO	5/31/2008	10,516.59
Hughes, Harley						President / CEO	6/14/2008	10,516.59
Hughes, Harley						President / CEO	6/28/2008	10,516.59
Hughes, Harley						President / CEO	7/12/2008	10,516.59
Hughes, Harley						President / CEO	7/26/2008	10,516.59
Hughes, Harley						President / CEO	8/9/2008	10,516.59
Hughes, Harley						President / CEO	8/23/2008	10,516.59
Hughes, Harley						President / CEO	9/6/2008	10,516.59
Hughes, Harley						President / CEO	9/20/2008	10,516.59
Hughes, Harley						President / CEO	10/4/2008	10,516.59
Hughes, Harley						President / CEO	10/18/2008	10,516.62
Hughes, Harley						President / CEO	11/1/2008	10,516.62
Hughes, Harley						President / CEO	11/15/2008	10,516.62
Hughes, Harley						President / CEO	11/29/2008	10,516.62
Hughes, Harley						President / CEO	12/13/2008	10,516.59
Hughes, Harley						President / CEO	12/27/2008	10,516.62
Hughes, Harley						President / CEO	1/10/2009	10,516.62
Hughes, Harley						President / CEO	1/24/2009	10,516.62
Hughes, Harley						President / CEO	2/7/2009	10,516.62
Hughes, Harley						President / CEO	2/21/2009	10,516.62
Hughes, Harley						President / CEO	3/7/2009	10,516.59
Hughes, Harley						President / CEO	3/21/2009	10,516.59
Voelkel, Sherri						SVP / CFO	4/5/2008	8,223.46
Voelkel, Sherri						SVP / CFO	4/19/2008	8,147.71
Voelkel, Sherri						SVP / CFO	5/3/2008	8,147.71
Voelkel, Sherri						SVP / CFO	5/17/2008	8,147.71
Voelkel, Sherri						SVP / CFO	5/31/2008	8,147.71
Voelkel, Sherri						SVP / CFO	6/14/2008	8,423.66
Voelkel, Sherri						SVP / CFO	6/28/2008	8,147.71
Voelkel, Sherri						SVP / CFO	7/12/2008	8,147.71
Voelkel, Sherri						SVP / CFO	7/26/2008	8,147.71
Voelkel, Sherri						SVP / CFO	8/9/2008	24,584.77
Voelkel, Sherri						SVP / CFO	8/23/2008	8,144.22
Voelkel, Sherri						SVP / CFO	9/6/2008	8,144.22
Voelkel, Sherri						SVP / CFO	9/20/2008	8,311.44
Voelkel, Sherri						SVP / CFO	10/4/2008	8,144.22
Voelkel, Sherri						SVP / CFO	10/18/2008	8,144.22
Voelkel, Sherri						SVP / CFO	11/1/2008	8,206.87
Voelkel, Sherri						SVP / CFO	11/15/2008	8,144.22
Voelkel, Sherri						SVP / CFO	11/29/2008	9,332.69
Voelkel, Sherri						SVP / CFO	12/13/2008	9,332.69
Voelkel, Sherri						SVP / CFO	12/27/2008	9,332.68
Voelkel, Sherri						SVP / CFO	1/10/2009	9,332.69
Voelkel, Sherri						SVP / CFO	1/24/2009	9,332.69
Voelkel, Sherri						SVP / CFO	2/7/2009	9,455.54
Voelkel, Sherri						SVP / CFO	2/21/2009	9,332.68
Voelkel, Sherri						SVP / CFO	3/7/2009	9,332.69

2

TVI Corporation

Case No. 09-15677

SOFA 3c

Payments to Creditors who were Insiders

									Amount Still
Name of Creditor	Address	City	State	Zip	Country	Relationship	Payment Date	Amount Paid	Owing
Voelkel, Sherri						SVP / CFO	3/21/2009	9,332.69
Donald Yount						Director	4/5/2008	11,805.76
Donald Yount						Director	4/19/2008	11,400.69
Donald Yount						Director	5/3/2008	10,990.63
Donald Yount						Director	5/17/2008	11,450.62
Donald Yount						Director	5/31/2008	10,990.63
Donald Yount						Director	6/14/2008	10,990.63
Donald Yount						Director	6/28/2008	11,407.81
Donald Yount						Director	7/12/2008	10,990.63
Donald Yount						Director	7/26/2008	10,990.63
Donald Yount						Director	8/9/2008	12,101.20
Donald Yount						Director	8/23/2008	11,634.01
Donald Yount						Director	9/6/2008	11,008.22
Donald Yount						Director	9/20/2008	11,519.06
Donald Yount						Director	10/4/2008	10,953.64
Donald Yount						Director	10/18/2008	10,953.64
Donald Yount						Director	11/1/2008	11,320.51
Donald Yount						Director	11/15/2008	10,647.87
Donald Yount						Director	11/29/2008	10,647.87
Donald Yount						Director	12/13/2008	10,713.73
Donald Yount						Director	12/27/2008	10,647.87
Donald Yount						Director	1/10/2009	11,004.60
Donald Yount						Director	1/24/2009	12,298.03
Donald Yount						Director	2/7/2009	11,097.92
Donald Yount						Director	2/21/2009	11,004.60
Donald Yount						Director	3/7/2009	12,370.06
Donald Yount						Director	3/21/2009	11,458.90
Corporate Sports, Inc.	1522 Jabez Run	Millersville	MD	21108		Spouse of an Insider	1/30/2009	690.00
Total								$1,081,759.67

3

TVI Corporation

Case No. 09-15677

SOFA 4a

Suits, executions, garnishments and attachments

Caption of Suit	Case Number	Nature of Proceeding	Court	Location of Court	Status of Disposition
Prince George’s County, Maryland v. TVI Corporation	CV5-06818-09	Unpaid Personal Property Tax	District Court of Maryland	Prince George’s County, Maryland	Paid in full; Dismissed 3/20/09

JL Marshall & Sons, Inc. v. TVI Corporation	020100022302008	Non payment of debt	District Court of Maryland	Dorchester County, Maryland	Settled

Aaron Delatore v. TVI Corporation	0810-14806	Employment dispute	Circuit Court for State of Oregon	County of Multnomah, Oregon	Settled

Terrence Richardson v. TVI Corporation	Unknown	Sarbanes-Oxley whistleblower charge	US Department of Labor/OSHA	Philadelphia, PA	Settled

Lechner, Anthony vs. TVI Corporation, A Maryland Corporation	0804-0042214-2007	Underpayment of commissions	District Court of Maryland for Baltimore County	Catonsville, Maryland	Settled for payment of $4,000 in May 2008

TVI Corporation

Case No. 09-15677

SOFA 9

Payments related to debt counseling or bankruptcy

							Payment		Amount
Name of Creditor	Address	City	State	Zip	Country	Relationship	Date	Amount Paid	Still Owing
Buccino & Associates, Inc.	200 West Madison, Suite 2620	Chicago	IL	60606		Consultant	12/11/08	$45,000.00
Buccino & Associates, Inc.	200 West Madison, Suite 2620	Chicago	IL	60606		Consultant	12/23/08	33,002.52
Buccino & Associates, Inc.	200 West Madison, Suite 2620	Chicago	IL	60606		Consultant	12/23/08	27,568.44
Buccino & Associates, Inc.	200 West Madison, Suite 2620	Chicago	IL	60606		Consultant	12/30/08	23,387.00
Buccino & Associates, Inc.	200 West Madison, Suite 2620	Chicago	IL	60606		Consultant	1/6/09	41,983.93
Buccino & Associates, Inc.	200 West Madison, Suite 2620	Chicago	IL	60606		Consultant	1/19/09	14,512.50
Buccino & Associates, Inc.	200 West Madison, Suite 2620	Chicago	IL	60606		Consultant	1/27/09	2,971.52
Buccino & Associates, Inc.	200 West Madison, Suite 2620	Chicago	IL	60606		Consultant	2/4/09	18,021.98
Buccino & Associates, Inc.	200 West Madison, Suite 2620	Chicago	IL	60606		Consultant	2/19/09	22,558.21
Buccino & Associates, Inc.	200 West Madison, Suite 2620	Chicago	IL	60606		Consultant	2/24/09	36,228.05
Buccino & Associates, Inc.	200 West Madison, Suite 2620	Chicago	IL	60606		Consultant	3/3/09	23,515.21
Buccino & Associates, Inc.	200 West Madison, Suite 2620	Chicago	IL	60606		Consultant	3/9/09	44,207.10
Buccino & Associates, Inc.	200 West Madison, Suite 2620	Chicago	IL	60606		Consultant	3/10/09	30,000.00
Buccino & Associates, Inc.	200 West Madison, Suite 2620	Chicago	IL	60606		Consultant	3/10/09	40,000.00
Buccino & Associates, Inc.	200 West Madison, Suite 2620	Chicago	IL	60606		Consultant	3/17/09	39,675.07
Buccino & Associates, Inc.	200 West Madison, Suite 2620	Chicago	IL	60606		Consultant	3/24/09	16,968.68
Buccino & Associates, Inc.	200 West Madison, Suite 2620	Chicago	IL	60606		Consultant	3/26/09	35,000.00
Buccino & Associates, Inc.	200 West Madison, Suite 2620	Chicago	IL	60606		Consultant	3/31/09	63,916.63
Duane Morris LLP	30 South 17th Street	Philadelphia	PA	19103		Attorney	11/6/08	10,000.00
Duane Morris LLP	30 South 17th Street	Philadelphia	PA	19103		Attorney	1/16/09	14,929.00
Duane Morris LLP	30 South 17th Street	Philadelphia	PA	19103		Attorney	1/23/09	26,124.00
Duane Morris LLP	30 South 17th Street	Philadelphia	PA	19103		Attorney	2/6/09	5,000.00
Duane Morris LLP	30 South 17th Street	Philadelphia	PA	19103		Attorney	2/6/09	1,076.48
Duane Morris LLP	30 South 17th Street	Philadelphia	PA	19103		Attorney	2/6/09	10,000.00
Duane Morris LLP	30 South 17th Street	Philadelphia	PA	19103		Attorney	2/6/09	65,000.00
Duane Morris LLP	30 South 17th Street	Philadelphia	PA	19103		Attorney	2/20/09	20,364.00
Duane Morris LLP	30 South 17th Street	Philadelphia	PA	19103		Attorney	3/10/09	70,000.00
Duane Morris LLP	30 South 17th Street	Philadelphia	PA	19103		Attorney	3/26/09	175,000.00
Duane Morris LLP	30 South 17th Street	Philadelphia	PA	19103		Attorney	3/31/09	82,070.26
								$1,038,080.58

TVI Corporation

Case No. 09-15677

SOFA 10a

Other transfers

					Description of property
Name of Transferee	Address	Country	Relationship to the Debtor	Date	transferred	Value Received
Safety Tech International, Inc.	5703 Industry Lane, Frederick, MD 21704		Wholly owned subsidiary	5/31/07	Office Equipment	$3,689.75
Safety Tech International, Inc.	5703 Industry Lane, Frederick, MD 21704		Wholly owned subsidiary	9/30/07	Mfg Equip	9,430.21
Safety Tech International, Inc.	5703 Industry Lane, Frederick, MD 21704		Wholly owned subsidiary	9/30/07	Mfg Equip - Filter Plant	4,154,470.27
Safety Tech International, Inc.	5703 Industry Lane, Frederick, MD 21704		Wholly owned subsidiary	9/30/07	Tooling - Filter Plant	298,975.68
Safety Tech International, Inc.	5703 Industry Lane, Frederick, MD 21704		Wholly owned subsidiary	9/30/07	Computers - Filter Plant	107,463.88
Safety Tech International, Inc.	5703 Industry Lane, Frederick, MD 21704		Wholly owned subsidiary	9/30/07	Tooling	153,246.88
Safety Tech International, Inc.	5703 Industry Lane, Frederick, MD 21704		Wholly owned subsidiary	9/30/07	Office Equipment	8,568.03
Total						$4,735,844.70

Note:

Assets transferred at Net Book Value to Safety Tech International, Inc., a wholly-owned subsidiary. (Case No. 09-15684)

TVI Corporation
Case No. 09-15677
SOFA 11
Closed financial accounts

							Last Four
							Digits of
						Type of	Account	Amount of	Date
Institution	Address	City	State	Zip	Country	Account	Number	Final Balance	Closed
Bank of America	8827 Greenbelt Road	Greenbelt	MD	20770		Checking	3043	$918.25	6/9/2008
Bank of America	8827 Greenbelt Road	Greenbelt	MD	20770		Checking	3056	—	5/23/2008

TVI Corporation
Case No. 09-15677
SOFA 13
Setoffs

						Amount of
Name of Creditor	Address	City	State	Zip	Date of Setoff	Setoff
FINDMRO	P.O.BOX 48778	Niles	IL	60714-0778	1/13/2009	$7,513.24	(1)
FISHER COMMERCIAL	2000 PARK LANE	Pittsburgh	PA	15275	1/16/2009	$6,077.75

(1) This was payment for a TVI accounts receivable with a Signature Special Event Services, Inc. (Case No. 09-15686) accounts payable balance.

TVI Corporation
Case No. 09-15677
SOFA 14
Property held for another person

Name	Address	Description	Value	Location of Property
U.S EPA RTP- FINANCE CENTER	MAILDROP D143-02	1 TWO LINE DECON SHELTER	$9,592.00	TVI Corporation 7100 Holladay Tyler Rd Glenn Dale MD 20769
	109 T.W.ALEXANDER DRIVE	1 WATER HEATER 340,000 BTU	9,323.60	TVI Corporation 7100 Holladay Tyler Rd Glenn Dale MD 20769
	DURHAM, NC 27711	1 MAINTENANCE KIT, SHOWER, TYPE 2	277.20	TVI Corporation 7100 Holladay Tyler Rd Glenn Dale MD 20769
		4 HAND SPRAYERS	440.00	TVI Corporation 7100 Holladay Tyler Rd Glenn Dale MD 20769
		1 BLUE WATER HOSE COMPLETE 50’ X 20’	132.00	TVI Corporation 7100 Holladay Tyler Rd Glenn Dale MD 20769
		I RED WATER HOSE COMPLETE 50’ X 20’	132.00	TVI Corporation 7100 Holladay Tyler Rd Glenn Dale MD 20769
		1 WATER PUMP, SUBMERSIBLE, 30GPM, 110V	284.24	TVI Corporation 7100 Holladay Tyler Rd Glenn Dale MD 20769
		4 LIGHT FIXTURES	968.00	TVI Corporation 7100 Holladay Tyler Rd Glenn Dale MD 20769
		6 FLOOR RISERS	475.20	TVI Corporation 7100 Holladay Tyler Rd Glenn Dale MD 20769
		1 FIRST RESPONSE LARGE, TAN/WHITE	10,560.00	TVI Corporation 7100 Holladay Tyler Rd Glenn Dale MD 20769
		2 HEATER, AIR, 100K, 15FT HOSE	5,834.40	TVI Corporation 7100 Holladay Tyler Rd Glenn Dale MD 20769
		2 AIR CONDITIONER, 24K BTU VERTICAL	15,715.04	TVI Corporation 7100 Holladay Tyler Rd Glenn Dale MD 20769
			$53,733.68

TVI Corporation
Case No. 09-15677
SOFA 18a
Nature, location and name of business

Name	EIN	Address 1	City	State	Zip Code	Nature of Business	Beginning and Ending Dates
Safety Tech International, Inc.	20-3729297	5703 Industry Lane	Frederick	MD	21704	Manufacturing	11/2005 to current
Signature Special Event Services, Inc.	20-5692946	5703 Industry Lane	Frederick	MD	21704	Rental	11/2006 to current
CAPA Manufacturing Corp.	90-0168703	7700 Holladay Tyler Road	Glenn Dale	MD	20769	Manufacturing	4/2004 to current
TVI-Losberger, LLC	Unknown	7700 Holladay Tyler Road	Glenn Dale	MD	20769	Distribution	10/2006 to current
TVI Air Shelters, LLC	51-0573819	7700 Holladay Tyler Road	Glenn Dale	MD	20769	Distribution	7/2005 to current

TVI Corporation
Case No. 09-15677
SOFA 19a
Books, records and financial statements

Name	Address	City	State	Zip	Dates Services Rendered
Abiola Akinmboni					05/13/05 - Current
Ann Marie Bratburd					11/1/06 - Current
Monique L Cates					11/1/06 - Current
Julianna Geng					11/1/06 - Current
Sandra Durham Loveless					09/03/08 - Current
Michelle Lyle					07/30/08 - Current
Leslie Reese					08/29/07 - Current
Deborah Rinder					07/28/08 - Current
Sherri Voelkel					02/13/06 - Current
Maria Batong					12/04/06 - 07/18/08
Lela Browne					10/05/06 - 08/09/07
Michael Fooksman					11/23/05 - 03/20/09
George J. Roberts					08/10/05 - 01/08/08
Louis Valentine					10/15/07 - 02/05/08

TVI Corporation
Case No. 09-15677
SOFA 19b
Books, records and financial statements

Name	Address1	Address2	City	State	Zip	Dates Services Rendered
Hudson Global Resources	9520 Berger Road	Suite 110	Columbia	MD	21046	2/2008 - 9/2008
Jefferson Wells	400 E Pratt Street		Baltimore	MD	21202	5/2007 - 10/2007
Stegman & Company	405 E Joppa Road	Suite 100	Baltimore	MD	21286	Prior to 4/1/2007 - 3/2009

TVI Corporation
Case No. 09-15677
SOFA 21b
Current Partners, Officers, Directors and Shareholders

Nature and
Percentage of
Stock
Name	Address	City	State	Zip	Country	Title	Ownership
Todd Parchman						Chairman of the Board	Less than 5%
Richard Sullivan						Director	Less than 5%
Mark Hammond						Director	Less than 5%
Donald Yount						Director	Less than 5%
Harley Hughes						Director, President & CEO	Less than 5%
Sherri Voelkel						Senior VP & CFO	Less than 5%

TVI Corporation
Case No. 09-15677
SOFA 23
Withdrawals from a partnership or distributions by a corporation

							Purpose of	Payment
Name of Creditor	Address	City	State	Zip	Country	Relationship to Debtor	Withdrawal	Date	Amount Paid
Todd Parchman						Chairman of the Board	Director Fees	4/1/08	$10,750.00
Todd Parchman						Chairman of the Board	Director Fees	4/15/08	1,875.00
Todd Parchman						Chairman of the Board	Director Fees	4/15/08	750.00
Todd Parchman						Chairman of the Board	Director Fees	5/1/08	1,500.00
Todd Parchman						Chairman of the Board	Director Fees	6/19/08	16,375.00
Todd Parchman						Chairman of the Board	Stock	7/17/08	25,000.00
Todd Parchman						Chairman of the Board	Director Fees	7/21/08	2,625.00
Todd Parchman						Chairman of the Board	Director Fees	8/4/08	3,375.00
Todd Parchman						Chairman of the Board	Director Fees	10/6/08	14,125.00
Todd Parchman						Chairman of the Board	Director Fees	11/6/08	3,375.00
Todd Parchman						Chairman of the Board	Director Fees	12/15/08	3,375.00
Todd Parchman						Chairman of the Board	Director Fees	1/15/09	10,750.00
Todd Parchman						Chairman of the Board	Director Fees	2/11/09	3,375.00
Todd Parchman						Chairman of the Board	Director Fees	3/12/09	4,125.00
Richard Sullivan						Director	Director Fees	4/2/08	7,000.00
Richard Sullivan						Director	Director Fees	5/1/08	375.00
Richard Sullivan						Director	Director Fees	6/19/08	10,750.00
Richard Sullivan						Director	Stock	7/17/08	25,000.00
Richard Sullivan						Director	Director Fees	7/21/08	750.00
Richard Sullivan						Director	Director Fees	8/4/08	1,500.00
Richard Sullivan						Director	Director Fees	10/6/08	10,375.00
Richard Sullivan						Director	Director Fees	11/6/08	1,500.00
Richard Sullivan						Director	Director Fees	12/15/08	1,500.00
Richard Sullivan						Director	Director Fees	1/15/09	8,875.00
Richard Sullivan						Director	Director Fees	2/11/09	1,500.00
Richard Sullivan						Director	Director Fees	3/12/09	2,250.00
Mark Hammond						Director	Director Fees	4/1/08	10,750.00
Mark Hammond						Director	Director Fees	4/15/08	750.00
Mark Hammond						Director	Director Fees	5/1/08	1,500.00
Mark Hammond						Director	Director Fees	6/19/08	14,500.00
Mark Hammond						Director	Stock	7/17/08	25,000.00
Mark Hammond						Director	Director Fees	7/21/08	750.00
Mark Hammond						Director	Director Fees	8/4/08	1,500.00
Mark Hammond						Director	Director Fees	10/6/08	10,375.00
Mark Hammond						Director	Director Fees	11/6/08	1,500.00
Mark Hammond						Director	Director Fees	12/15/08	1,500.00
Mark Hammond						Director	Director Fees	1/15/09	8,875.00
Mark Hammond						Director	Director Fees	2/11/09	1,500.00
Mark Hammond						Director	Director Fees	3/12/09	2,250.00
Hunt, Sean						Senior VP & General Counsel	Wages & Benefits	4/5/08	8,415.56
Hunt, Sean						Senior VP & General Counsel	Wages & Benefits	4/19/08	8,415.56
Hunt, Sean						Senior VP & General Counsel	Wages & Benefits	5/3/08	8,415.56
Hunt, Sean						Senior VP & General Counsel	Wages & Benefits	5/17/08	8,415.56
Hunt, Sean						Senior VP & General Counsel	Wages & Benefits	5/31/08	8,415.63
Hunt, Sean						Senior VP & General Counsel	Wages & Benefits	6/14/08	8,699.36

1

TVI Corporation
Case No. 09-15677
SOFA 23
Withdrawals from a partnership or distributions by a corporation

							Purpose of	Payment
Name of Creditor	Address	City	State	Zip	Country	Relationship to Debtor	Withdrawal	Date	Amount Paid
Hunt, Sean						Senior VP & General Counsel	Wages & Benefits	6/28/08	27,283.76
Hunt, Sean						Senior VP & General Counsel	Wages & Benefits	7/12/08	9,785.00
Hunt, Sean						Senior VP & General Counsel	Wages & Benefits	7/26/08	9,270.00
Hughes, Harley						President / CEO	Wages & Benefits	4/5/08	10,516.59
Hughes, Harley						President / CEO	Wages & Benefits	4/19/08	10,516.59
Hughes, Harley						President / CEO	Wages & Benefits	5/3/08	10,516.59
Hughes, Harley						President / CEO	Wages & Benefits	5/17/08	10,516.59
Hughes, Harley						President / CEO	Wages & Benefits	5/31/08	10,516.59
Hughes, Harley						President / CEO	Wages & Benefits	6/14/08	10,516.59
Hughes, Harley						President / CEO	Wages & Benefits	6/28/08	10,516.59
Hughes, Harley						President / CEO	Wages & Benefits	7/12/08	10,516.59
Hughes, Harley						President / CEO	Wages & Benefits	7/26/08	10,516.59
Hughes, Harley						President / CEO	Wages & Benefits	8/9/08	10,516.59
Hughes, Harley						President / CEO	Wages & Benefits	8/23/08	10,516.59
Hughes, Harley						President / CEO	Wages & Benefits	9/6/08	10,516.59
Hughes, Harley						President / CEO	Wages & Benefits	9/20/08	10,516.59
Hughes, Harley						President / CEO	Wages & Benefits	10/4/08	10,516.59
Hughes, Harley						President / CEO	Wages & Benefits	10/18/08	10,516.62
Hughes, Harley						President / CEO	Wages & Benefits	11/1/08	10,516.62
Hughes, Harley						President / CEO	Wages & Benefits	11/15/08	10,516.62
Hughes, Harley						President / CEO	Wages & Benefits	11/29/08	10,516.62
Hughes, Harley						President / CEO	Wages & Benefits	12/13/08	10,516.59
Hughes, Harley						President / CEO	Wages & Benefits	12/27/08	10,516.62
Hughes, Harley						President / CEO	Wages & Benefits	1/10/09	10,516.62
Hughes, Harley						President / CEO	Wages & Benefits	1/24/09	10,516.62
Hughes, Harley						President / CEO	Wages & Benefits	2/7/09	10,516.62
Hughes, Harley						President / CEO	Wages & Benefits	2/21/09	10,516.62
Hughes, Harley						President / CEO	Wages & Benefits	3/7/09	10,516.59
Hughes, Harley						President / CEO	Wages & Benefits	3/21/09	10,516.59
Voelkel, Sherri						SVP / CFO	Wages & Benefits	4/5/08	8,223.46
Voelkel, Sherri						SVP / CFO	Wages & Benefits	4/19/08	8,147.71
Voelkel, Sherri						SVP / CFO	Wages & Benefits	5/3/08	8,147.71
Voelkel, Sherri						SVP / CFO	Wages & Benefits	5/17/08	8,147.71
Voelkel, Sherri						SVP / CFO	Wages & Benefits	5/31/08	8,147.71
Voelkel, Sherri						SVP / CFO	Wages & Benefits	6/14/08	8,423.66
Voelkel, Sherri						SVP / CFO	Wages & Benefits	6/28/08	8,147.71
Voelkel, Sherri						SVP / CFO	Wages & Benefits	7/12/08	8,147.71
Voelkel, Sherri						SVP / CFO	Wages & Benefits	7/26/08	8,147.71
Voelkel, Sherri						SVP / CFO	Wages & Benefits	8/9/08	24,584.77
Voelkel, Sherri						SVP / CFO	Wages & Benefits	8/23/08	8,144.22
Voelkel, Sherri						SVP / CFO	Wages & Benefits	9/6/08	8,144.22
Voelkel, Sherri						SVP / CFO	Wages & Benefits	9/20/08	8,311.44
Voelkel, Sherri						SVP / CFO	Wages & Benefits	10/4/08	8,144.22
Voelkel, Sherri						SVP / CFO	Wages & Benefits	10/18/08	8,144.22
Voelkel, Sherri						SVP / CFO	Wages & Benefits	11/1/08	8,206.87

2

TVI Corporation
Case No. 09-15677
SOFA 23
Withdrawals from a partnership or distributions by a corporation

							Purpose of	Payment
Name of Creditor	Address	City	State	Zip	Country	Relationship to Debtor	Withdrawal	Date	Amount Paid
Voelkel, Sherri						SVP / CFO	Wages & Benefits	11/15/08	8,144.22
Voelkel, Sherri						SVP / CFO	Wages & Benefits	11/29/08	9,332.69
Voelkel, Sherri						SVP / CFO	Wages & Benefits	12/13/08	9,332.69
Voelkel, Sherri						SVP / CFO	Wages & Benefits	12/27/08	9,332.68
Voelkel, Sherri						SVP / CFO	Wages & Benefits	1/10/09	9,332.69
Voelkel, Sherri						SVP / CFO	Wages & Benefits	1/24/09	9,332.69
Voelkel, Sherri						SVP / CFO	Wages & Benefits	2/7/09	9,455.54
Voelkel, Sherri						SVP / CFO	Wages & Benefits	2/21/09	9,332.68
Voelkel, Sherri						SVP / CFO	Wages & Benefits	3/7/09	9,332.69
Voelkel, Sherri						SVP / CFO	Wages & Benefits	3/21/09	9,332.69
Donald Yount						Director	Wages & Benefits	4/5/08	11,805.76
Donald Yount						Director	Wages & Benefits	4/19/08	11,400.69
Donald Yount						Director	Wages & Benefits	5/3/08	10,990.63
Donald Yount						Director	Wages & Benefits	5/17/08	11,450.62
Donald Yount						Director	Wages & Benefits	5/31/08	10,990.63
Donald Yount						Director	Wages & Benefits	6/14/08	10,990.63
Donald Yount						Director	Wages & Benefits	6/28/08	11,407.81
Donald Yount						Director	Wages & Benefits	7/12/08	10,990.63
Donald Yount						Director	Wages & Benefits	7/26/08	10,990.63
Donald Yount						Director	Wages & Benefits	8/9/08	12,101.20
Donald Yount						Director	Wages & Benefits	8/23/08	11,634.01
Donald Yount						Director	Wages & Benefits	9/6/08	11,008.22
Donald Yount						Director	Wages & Benefits	9/20/08	11,519.06
Donald Yount						Director	Wages & Benefits	10/4/08	10,953.64
Donald Yount						Director	Wages & Benefits	10/18/08	10,953.64
Donald Yount						Director	Wages & Benefits	11/1/08	11,320.51
Donald Yount						Director	Wages & Benefits	11/15/08	10,647.87
Donald Yount						Director	Wages & Benefits	11/29/08	10,647.87
Donald Yount						Director	Wages & Benefits	12/13/08	10,713.73
Donald Yount						Director	Wages & Benefits	12/27/08	10,647.87
Donald Yount						Director	Wages & Benefits	1/10/09	11,004.60
Donald Yount						Director	Wages & Benefits	1/24/09	12,298.03
Donald Yount						Director	Wages & Benefits	2/7/09	11,097.92
Donald Yount						Director	Wages & Benefits	2/21/09	11,004.60
Donald Yount						Director	Wages & Benefits	3/7/09	12,370.06
Donald Yount						Director	Wages & Benefits	3/21/09	11,458.90
Total									$1,156,069.67

3